As filed with the Securities and Exchange Commission on March 2, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-21764

WINTERGREEN FUND, INC.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Richard J. Berthy, Principal Executive Officer

Trudance L.C. Bakke, Principal Financial Officer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

(Name and address of agent for service)

Registrant’s telephone number, including area code:     888-468-6473

Date of fiscal year end:     December 31

Date of reporting period:     January 1, 2014 – December 31, 2014

Item 1.	Reports to Stockholders.

Annual Report

Wintergreen Fund, Inc.

Investor Class (WGRNX)

Institutional Class (WGRIX)

December 31, 2014

www.wintergreenfund.com

1-888-468-6473

Wintergreen Fund, Inc. is an open-end diversified

management investment company that seeks

capital appreciation.

To receive investor materials electronically — see inside cover

For the latest Wintergreen Fund, Inc. news and performance, scan the image on the cover with a “QR Reader” on your smartphone to visit www.wintergreenfund.com

Electronic Delivery

Wintergreen Fund, Inc. encourages shareholders to sign up for electronic delivery of investor materials. By doing so, you will receive information faster, help us reduce cost, and help us reduce the impact on the environment of producing the materials. To enroll in electronic delivery:

1.	Go to www.wintergreenfund.com

2.	Login to your account

3.	Select E-Delivery Consent from the available drop-down options, and

4.	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel the electronic delivery at any time and revert to physical delivery of your materials. Just go to www.wintergreenfund.com, perform the first three steps above, and follow the instructions for canceling electronic delivery. If you have any questions, please contact us at (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2014 (Unaudited)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 60 days of purchase are subject to a 2.00% redemption fee. As stated in the current prospectus, the Wintergreen Fund, Inc. (the “Fund”) total annual operating expense ratio for the Investor Class shares is 1.85% and for the Institutional Class is 1.63%. Since inception, certain fees were waived and/or expenses reimbursed; otherwise the Fund’s performance shown would have been lower. The S&P 500 Index (the “Index”) is a broad-based unmanaged index representing the performance of 500 widely held common stocks.

Investor Class

Performance to 12/31/2014	One Year	Five Year	Since Inception 10/17/2005
Cumulative:
Wintergreen Fund, Inc.	(1.68)%	50.37%	81.30%
S&P 500 Index	13.69%	105.14%	110.31%
Annualized:
Wintergreen Fund, Inc.	(1.68)%	8.50%	6.68%
S&P 500 Index	13.69%	15.45%	8.41%

Institutional Class

Performance to 12/31/2014	One Year	Since Inception 12/30/2011
Cumulative:
Wintergreen Fund, Inc.	(1.47)%	24.28%
S&P 500 Index	13.69%	74.60%
Annualized:
Wintergreen Fund, Inc.	(1.47)%	7.51%
S&P 500 Index	13.69%	20.39%

Converting from Investor Class to Institutional Class Shares

If the current market value of your accounts in the Investor Class is at least $100,000, you may elect to convert the accounts from Investor Class to Institutional Class shares in the Fund on the basis of relative net asset value (“NAV”). Converting from Investor Class to Institutional Class shares may not be available at certain financial intermediaries, or there may be additional costs associated with this conversion charged by your financial intermediary. There is no fee for converting accounts held directly with the Fund. Because the NAV per share of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted.

You may convert from Investor Class to Institutional Class shares by calling the Fund at (888) GOTOGREEN (888-468-6473) or your financial intermediary if you don’t have a direct account with the Fund. If the total market value of your Institutional Class shares account declines to less than $100,000 due to a redemption, we may convert your Institutional Class shares into Investor Class shares of the Fund on the basis of relative NAV. Although the total dollar value will be the same, a shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares converted. Please see “Shareholder Information” in the Fund’s prospectus. A conversion from Investor Class shares to Institutional Class shares of the Fund or from Institutional Class shares to Investor Class shares of the Fund pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes. Please contact your tax advisor or accountant to discuss your specific situation.

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (concluded)

DECEMBER 31, 2014 (Unaudited)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical investment since inception, including reinvested dividends and distributions, in the Investor Class and Institutional Class of the Fund, compared with a broad-based securities market index. One cannot invest directly in an index. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for direct investment. Since inception, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Investor Class — Change in a $10,000 investment since inception

Institutional Class — Change in a $100,000 investment since inception

The performance table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance or for any other questions about the Fund, please call (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2014 (Unaudited)

Dear Fellow Wintergreen Shareholder,

For the year ended December 31, 2014, the Standard & Poor’s 500 Composite Index (“S&P”) rose 13.69%. What was striking about this gain was the extremely narrow range of securities that contributed to the performance of the S&P. If you did not own the top 25 gainers, you missed out on over 50% of the S&P’s overall returns. The technology sector contributed an astounding 29% of the return, health care 26%, and financials 19% — overall these 3 sectors contributed over 74% of the S&P’s performance.

During the recent period, Wintergreen Fund, Inc. (the “Fund” or “Wintergreen”) has remained true to its core investment philosophy. The Fund remains concentrated with about 35 positions. We have watched as many other funds have morphed into quasi-index funds, holding hundreds of positions and being slightly overweight or underweight to their benchmark in select cases. We don’t believe that is what the goal of an actively managed mutual fund should be. We will not invest in securities that we don’t have conviction in or jump on the bandwagon only because they are going up. The Fund’s portfolio turnover remained low (13%) in 2014, as we remain long-term investors. We will not try to time stock markets. We continue to rely on our long-standing belief that the following three criteria are the hallmark of good investments:

First, a business that has good or improving economics, and often generates sales and profits in multiple currencies and jurisdictions;

Second, a management team that is working for the benefit of all shareholders and not just for its own short-term compensation; and

Third, the security is available at a compelling price.

During the dot-com mania of the late 90’s, there was a similar period of time when the value investing approach was out of favor. Technology stocks were untouchable; they had wild valuations and went up every day, seemingly with complete disregard to any underlying fundamentals. As you recall, shortly thereafter, the tech bubble collapsed, value returned to favor, and the long-term value approach performed very well. Staying true to our core principals worked then, and we firmly believe our investing process will again return to favor.

During 2014, the Fund’s Institutional Class of shares returned -1.47% and the Investor Class of shares returned -1.68%. The Fund had strong returns from long-term portfolio holdings Reynolds American Inc., Consolidated-Tomoka Land Co., and Jardine Matheson Holdings Ltd., which was sold during the year. Securities that underperformed included Swatch Group AG, Wynn Macau Ltd., and Galaxy Entertainment Group Ltd. The Fund also utilized forward currency contracts which had an overall positive impact on performance during the period.

If you have an important point to make, don’t try to be subtle or clever. Use a pile driver. Hit the point once. Then come back and hit it again. Then hit it a third time — a tremendous whack.

-Winston Churchill

Agitating for change at companies in order to unlock value is often referred to as “activist investing.” Many of the activist investors who have grabbed headlines in recent years often take a short-term focus, such as arguing for the breakup of a company, which may cause the stock to jump in the short-term, but may not

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2014 (Unaudited)

necessarily be in the best interest of shareholders over the long-term. Others demand that companies return more cash to shareholders, even when doing so may weaken the company’s balance sheet or prevent it from reinvesting the cash in attractive business opportunities.

Wintergreen’s brand of activism is different. When we become actively involved with a portfolio company, be it through proxy contests, media campaigns, or simply private discussions with management, we focus on helping the company to unlock its intrinsic value over the long-term. We are not looking for a quick run-up in the stock price in order to make a swift exit and move onto our next target. This approach to activism can sometimes take longer to produce tangible results than the barnstorming campaigns which have been in vogue lately, but it meshes perfectly with Wintergreen’s belief in investing for the long-term. Since we often find that the gap between the price at which we purchase a stock and what we believe to be its underlying value is huge, we can afford to have a longer time horizon for realizing that value, while still achieving an attractive annualized return on the investment. We believe this type of activism leads to stronger companies and compelling returns for all long-term shareholders.

An example of this is Consolidated-Tomoka Land Company (“CTO”), of which the Fund owns approximately 21% of the company’s outstanding stock. When Wintergreen first invested in CTO in 2006, the company was comprised of a wonderful asset, 10,500 acres of undervalued land in Daytona Beach, Florida, as well as income-producing properties which generated enough steady cash flow to sustain the company when land sales slowed. The company had benefitted from the long boom in Florida’s housing market, but as time went on, we felt that they were not doing enough to actively grow the value of the company. We engaged in many long conversations with management and encouraged them to become more proactive in unlocking the enormous value of the company. As we continued to press our concerns, management and the board of directors seemed to dig in their heels and insist on doing things as they had always done.

It became clear to us that we would have to take a more active and public role in steering the company in the right direction. Owning valuable assets, such as CTO’s land, is a great advantage for a company, but without the right people running the company, there is little chance of that asset value ever accruing to shareholders. Over the course of three years, Wintergreen Advisers, LLC, the Fund’s Investment Manager, proposed several candidates for election to the board of directors, all of whom were independent from Wintergreen. Four of these candidates became directors, and several of the old guard directors were voted out or resigned. The reinvigorated board evaluated management and the company’s strategy with fresh eyes and came to the conclusion that change was needed. With the support of Wintergreen, the board appointed John Albright as CEO in 2011 and empowered him to bring in his own management team and develop plans to unlock the enormous value of the company’s assets. The board devised an executive compensation plan which closely aligns their pay with long-term value creation for shareholders.

With renewed confidence in the company’s leadership at all levels, Wintergreen gave CTO time and space to revitalize the company. Under guidance from the board, the new management team developed plans to attract new developers to Daytona Beach, from national homebuilders to Trader Joe’s and Tanger Factory Outlet Centers. They have grown and diversified their income property portfolio and increased outreach to potential investors. A deal announced in November 2014, for CTO to sell 1,600 acres of land to Minto Communities is expected to bring 3,000 new households to Daytona Beach, which should further drive demand for CTO’s

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2014 (Unaudited)

land. The real estate market in Daytona Beach is bouncing back, and the actions taken by CTO’s management team and board over the past four years have put the company in position to benefit from this rebound.

This progress at CTO has not gone unnoticed by investors. Since the board appointed John Albright as CEO in 2011, CTO shares have risen by 22% annually as of the date of this letter, far outpacing the 16% annual gain for the S&P 500. In 2014, the company sold less than 1% of its land but realized its highest per-share earnings since 2007. That performance combined with the recent disclosure that the company is considering converting to a Real Estate Investment Trust (which has significant tax advantages for the company), has driven the shares up by more than 80% over the past twelve months.

Wintergreen’s involvement with CTO has been a long and often trying experience, but it now stands as a great example of the value we can add by combining long-term investing with our own brand of activism. Wintergreen’s actions at CTO separated the Chairman and CEO positions, gave investors an annual say-on-pay vote (before it became a requirement), and put a strong lineup of directors on CTO’s board. The board in turn hired a very capable management team, which has transformed the company into the profitable and growing enterprise it is today. We believe the best is yet to come for CTO.

There are of course parallels between CTO and our recent public involvement with The Coca-Cola Company (“Coca-Cola”), which has been a long-term holding of the Fund. Although Coca-Cola is nearly 500 times larger than CTO in terms of market capitalization, both companies have incredibly valuable historical assets — land from the early 20th century at CTO, and the secret formula for Coke at Coca-Cola. At both companies, it is the job of management with oversight by the board of directors to figure out how to maximize the value of their respective assets for the benefit of shareholders. Both companies have gone through periods of what we believe to be mismanagement — prior to 2011 at CTO, and for the past six years at Coca-Cola. While CTO has righted its ship and is busy growing shareholder value, in our eyes, Coca-Cola has a long way to go to get its house in order.

It has become apparent to us that Coca-Cola’s management and board of directors are more interested in enriching themselves than enriching shareholders. In our view, they have allowed the company, owner of one of the most valuable brands in the world, to wallow in mediocrity and lose its focus on being the global leader in non-alcoholic beverages. They seemingly spend more time defending their wildly excessive compensation plans than they do on running the actual business. But we believe that the company’s problems are fixable, and the rewards for shareholders when those problems are resolved will be significant. We believe Coca-Cola shares trade at a massive discount to their potential value because of the problems caused by the current management and directors. We are working to resolve the issues plaguing Coca-Cola and have confidence that with better management and a focus on its core strengths, Coca-Cola will once again be seen as an icon of global business. It will take time, as it did with CTO, but we think the rewards of fixing Coca-Cola will be worth the wait.

If everyone is thinking alike, then someone isn’t thinking.

-George S. Patton Jr.

Oftentimes, it is not mismanagement that causes companies to trade for sizeable discounts to their intrinsic value, but market sentiment and momentum. Galaxy Entertainment Group Ltd. (“Galaxy”) is a prime example

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2014 (Unaudited)

of this phenomenon. Galaxy is one of six gaming license holders in Macau, a small strip of land on the coast of China, and the only place in China where gambling is legal. Gaming revenue for 2014 in Macau was a whopping $44 billion. The company has a strong management team, led by the controlling Lui family, and an underlying business which has historically generated enormous amounts of cash and faces limited competition. No other gaming company in Macau owns more land or has bigger development plans than Galaxy. It is expected to open a property this May on the Cotai Strip that will dramatically increase the size of the company’s operations. Unlike many rapidly expanding companies, Galaxy has $2 billion in net cash on its balance sheet, yet still sustains a return on equity of around 35%.

Given all this, one might reasonably assume that Galaxy trades for a large valuation and has had a great run in the stock market. To the contrary, Galaxy sells for only 13.5x next year’s estimated earnings and its shares have declined by 40% over the past year. Why? Over the past year, the Chinese government has cracked down on corruption, of both the real and perceived variety, and imposed meaningful but temporary austerity measures on the economy. While these actions have negative consequences on Galaxy and other Macau operators in the short-term, they do nothing to change the long-term prospects of gaming in Macau. The Chinese government has taken similar actions before, and business has always bounced back stronger than ever. We believe this time will be the same. But market forces being as they are — endlessly focused on the short-term and unable to see past the headline of the day, especially when it’s negative — Galaxy shares are seemingly priced as if the present conditions will persist in perpetuity. Thankfully, the company’s prudent financing and long-term planning allow it to glide through this lull in growth unscathed, pursuing its expansion plans with a keen eye on the day when growth returns to Macau. For the past year, Galaxy shares have been swimming against the relentless tide of negative sentiment and selling momentum, valued not by the intrinsic value of the business but by the gloomy mood of the market. But we believe the day will come in the not-too-distant future when the tide will turn and investors and momentum driven traders alike will look back longingly at the opportunity to buy shares in a remarkable business such as Galaxy for 13.5x earnings.

Confronted with a challenge to distill the secret of sound investment into three words,

we venture the motto, Margin of Safety.

-Benjamin Graham

You don’t always have to travel halfway around the world to find a compelling deal. Reynolds American Inc., one of the Fund’s largest holdings, agreed to acquire its North Carolina neighbor, Lorillard Inc. (“Lorillard”) in mid-July 2014. The acquisition was structured to include a mix of cash and stock, and is expected to close in mid-2015. Typically, when such a deal is announced, the price of the company to be acquired quickly rises to the deal price, leaving little reward to those who buy after the announcement. In Lorillard’s case, however, there was a significant spread between the market price and the deal price. There was (and still is) some concern that the Federal Trade Commission (“FTC”) would block the deal because of competitive concerns. After evaluating the structure of the deal, which was specifically designed with FTC competition concerns in mind, we came to the conclusion that there is a very good chance the acquisition will be completed. While there is a risk that the deal may be blocked by the FTC, we believe that the reward outweighs the risk.

If the deal were to be blocked by the FTC, or not close for some other reason, we believe that Lorillard could buy back a meaningful amount of its shares outstanding, which provides downside protection. In the three and

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2014 (Unaudited)

a half years preceding the announced acquisition, Lorillard repurchased an average of about $935 million worth of stock, equivalent to about 5% of their shares outstanding, per year. However, since the deal was announced, Lorillard has suspended its buyback program (but, importantly there has been no suspension of the dividend), allowing cash to build on their balance sheet. As of year-end 2014, Lorillard held over $1.6 billion in cash, enough to repurchase about 7% of its outstanding shares, should the deal not be consummated. Additionally, Lorillard has a significantly higher interest coverage ratio than its peers, potentially allowing the company to borrow money to buy back even more shares. Lorillard’s sizeable cash pile, ability to borrow more, and a shareholder-friendly history give us confidence that even if the deal were not to close, the company would take swift and strong action to support the share price.

When we bought shares of Lorillard in August, the spread between the deal price and the market price was about 10% or 14% on an annualized basis. Add in the 4.4% dividend yield that Lorillard offered and we were being paid over 18% annualized simply to wait for the deal to close. At a time when holding cash and short-term treasuries offers almost zero return, we found this arbitrage opportunity to be very compelling. Like all our portfolio positions, we monitor the Lorillard-Reynolds deal spread daily. When the spread narrows considerably, as it has since the end of December, we would consider reducing the size of our position.

At Wintergreen, each of us is invested side by side with our fellow shareholders. While the past few years have proven to be a difficult period for buy-and-hold value investors, especially those who venture outside the United States, we have conviction that our investment process should deliver satisfying results over time. We believe the Fund is a collection of strong businesses with promising futures. Many of the Fund’s holdings are unloved or overlooked by the market today, but it is precisely for that reason why we remain optimistic about the future.

We appreciate your continued interest and investment in Wintergreen Fund.

Sincerely,

David J. Winters, CFA

Portfolio Manager

IMPORTANT INFORMATION

The Fund is subject to several risks, any of which could cause an investor to lose money. Please review the prospectus for a complete discussion of the Fund’s risks which include, but are not limited to, the following: possible loss of principal amount invested, stock market risk, interest rate risk, income risk, credit risk, currency risk, and foreign/emerging market risk. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Short sale risk is the risk that the Fund will incur an unlimited loss if the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. In light of these risks, the Fund may not be suitable for all investors.

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (concluded)

DECEMBER 31, 2014 (Unaudited)

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index. Dividend yield discussed does not represent the Fund’s yield.

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2014, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

WINTERGREEN FUND, INC.

PORTFOLIO PROFILE

DECEMBER 31, 2014 (Unaudited)

% of Net Assets by Country

Sector	% of Net Assets
Consumer Staples	30.8%
Consumer Discretionary	26.0%
Financials	15.5%
Energy	8.0%
Information Technology	5.8%
Industrials	1.9%
Materials	0.3%
Short-Term Investments & Other Assets in Excess of Liabilities	11.7%

Top Ten Holdings*
Issuer	% of Net Assets
Reynolds American Inc.	7.3%
Swatch Group AG, Br/Reg	7.3%
Franklin Resources Inc.	6.9%
British American Tobacco plc	6.8%
Compagnie Financiere Richemont SA	6.3%
The Coca-Cola Company	5.4%
Canadian Natural Resources Ltd.	5.1%
Altria Group Inc.	4.7%
Consolidated-Tomoka Land Co.	4.7%
Nestlé SA, Reg	4.6%

+	Less than 0.05%.
*	Excludes short-term investments.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year:

	Investor Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
NET ASSET VALUE, Beginning of Year	$17.60	$15.10	$14.09		$14.01	$11.57

INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.06	0.03	0.02		0.02	(0.03)
Net realized and unrealized gain (loss) on investments, securities sold short, and foreign currency transactions	(0.36)	2.51	1.04		0.06 (c)	2.47

Total from Investment Operations	(0.30)	2.54	1.06		0.08	2.44

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.21)	(0.04)	(0.05)		—	—

Total Distributions to Shareholders	(0.21)	(0.04)	(0.05)		—	—

Redemption fees(a)(b)	0.00	0.00	0.00		0.00	0.00

NET ASSET VALUE, End of Year	$17.09	$17.60	$15.10		$14.09	$14.01

TOTAL RETURN	(1.68)%	16.81%	7.51%		0.57%	21.09%

RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$1,000,011	$1,274,770	$1,274,139		$1,496,795	$1,435,107
Ratios to Average Net Assets:
Net investment income (loss)	0.31%	0.19%	0.17%		0.13%	(0.22)%

Expenses, excluding borrowing and dividend expense	1.89%	1.85%	1.89%		1.86%	1.89%
Borrowing expense	—%	—%	0.00	%(d)	—%	—%

Total Expenses	1.89%	1.85%	1.89%		1.86%	1.89%

PORTFOLIO TURNOVER RATE	13%	12%	14%		15%	12%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s Investor Class shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)

These financial highlights reflect selected data for a share outstanding throughout each period:

	Institutional Class
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		December 30, 2011^ through December 31, 2011
NET ASSET VALUE, Beginning of Period	$17.59	$15.09	$14.09		$14.09

INVESTMENT OPERATIONS
Net investment income(a)	0.10	0.07	0.06		—
Net realized and unrealized gain (loss) on investments, securities sold short, and foreign currency transactions	(0.36)	2.51	1.03		—

Total from Investment Operations	(0.26)	2.58	1.09		—

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.26)	(0.08)	(0.09)		—

Total Distributions to Shareholders	(0.26)	(0.08)	(0.09)		—

Redemption fees(a)	0.00 (b)	0.00 (b)	0.00	(b)	—

NET ASSET VALUE, End of Period	$17.07	$17.59	$15.09		$14.09

TOTAL RETURN	(1.47)%	17.09%	7.72%		—%

RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$477,870	$474,135	$340,462		$100
Ratios to Average Net Assets:
Net investment income	0.55%	0.41%	0.41%		—%

Expenses, excluding borrowing and dividend expense	1.65%	1.63%	1.64%		—%
Borrowing expense	—%	—%	0.00	%(c)	—%

Total Expenses	1.65%	1.63%	1.64%		—%

PORTFOLIO TURNOVER RATE	13%	12%	14%		—%

^	The Institutional Class inception date is December 30, 2011.
(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS

DECEMBER 31, 2014

Industry

Security Description	Country	Shares	Cost	Fair Value

Common Stocks — 87.8%

Beverages — 5.4%
The Coca-Cola Company	United States	1,892,476	$62,231,846	$79,900,337

Capital Markets—7.4%
Franklin Resources Inc.	United States	1,835,346	58,912,579	101,623,108
Jupiter Fund Management plc	United Kingdom	1,283,036	7,097,230	7,297,067

			66,009,809	108,920,175

Chemicals — 0.1%
Frutarom Industries Ltd.	Israel	8,109	204,461	250,515
H.B. Fuller Company	United States	40,364	1,599,274	1,797,409

			1,803,735	2,047,924

Consumer Finance — 0.7%
Provident Financial plc	United Kingdom	278,820	9,533,544	10,699,109

Diversified Financial Services — 0.3%
Berkshire Hathaway Inc., Class B(a)	United States	100	7,843	15,015
BM&F Bovespa SA	Brazil	1,163,752	8,066,288	4,312,300

			8,074,131	4,327,315

Food Products — 4.3%
Nestlé SA, Reg	Switzerland	857,976	34,589,299	62,954,485

Hotels, Restaurants & Leisure — 12.4%
Galaxy Entertainment Group Ltd.	Hong Kong	9,145,335	68,611,722	51,478,000
Genting Bhd	Malaysia	14,266,093	39,792,466	36,190,546
Genting Malaysia Bhd	Malaysia	32,978,494	39,348,960	38,387,665
Wynn Macau Ltd.	Macau	20,345,666	60,669,340	57,327,256

			208,422,488	183,383,467

Internet Software & Services — 2.2%
Google Inc., Class A(a)	United States	30,094	8,243,429	15,969,682
Google Inc., Class C(a)	United States	30,094	8,217,093	15,841,482

			16,460,522	31,811,164

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2014

Industry

Security Description	Country	Shares	Cost	Fair Value

IT Services — 3.7%
Cielo SA	Brazil	1,245,940	$12,787,354	$19,531,382
MasterCard Inc., Class A	United States	404,321	11,171,715	34,836,297

			23,959,069	54,367,679

Oil, Gas & Consumable Fuels — 7.9%
Birchcliff Energy Ltd.(a)	Canada	6,229,931	50,809,753	41,933,259
Canadian Natural Resources Ltd.	Canada	2,439,392	79,870,180	75,420,004

			130,679,933	117,353,263

Paper & Forest Products — 0.1%
Domtar Corp.	Canada	38,767	1,572,624	1,557,621

Real Estate Management & Development — 7.1%
Consolidated-Tomoka Land Co.(b)	United States	1,232,334	54,951,483	68,764,237
Sun Hung Kai Properties Ltd.	Hong Kong	2,388,543	34,157,428	36,438,090

			89,108,911	105,202,327

Road & Rail — 1.9%
Union Pacific Corp.	United States	236,792	20,143,305	28,209,031

Textiles, Apparel & Luxury Goods — 13.5%
Compagnie Financiere Richemont SA	Switzerland	1,038,288	39,704,782	92,737,854
Swatch Group AG, Br	Switzerland	184,025	49,220,292	82,220,786
Swatch Group AG, Reg	Switzerland	288,249	24,337,394	24,934,031

			113,262,468	199,892,671

Tobacco — 20.8%
Altria Group Inc.	United States	1,403,362	41,246,159	69,143,646
British American Tobacco plc	United Kingdom	1,834,526	56,445,118	100,075,452
Lorillard Inc.	United States	478,889	28,901,103	30,141,274
Reynolds American Inc.	United States	1,673,242	60,709,207	107,539,263

			187,301,587	306,899,635

Total Common Stocks			973,153,271	1,297,526,203

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2014

Security Description	Country	Warrants	Cost	Fair Value

Warrants — 0.1%
Genting Bhd(a)
Expiration Date: 12/18/2018,
Exercise Price: MYR 7.96	Malaysia	1,404,828	$641,279	$1,120,970
Sun Hung Kai Properties Ltd.(a)
Expiration Date: 04/22/2016,
Exercise Price: HKD 98.60	Hong Kong	85,421	—	215,903

Total Warrants			641,279	1,336,873

Purchased OTC Call Options — 0.4%		Contracts
Nestlé SA, Reg(a)
Expiration Date: 12/15/2017,
Exercise Price: CHF 60	Switzerland	198,149	1,992,567	2,720,513
Expiration Date: 12/15/2017,
Exercise Price: CHF 68	Switzerland	325,120	1,988,910	2,632,484

Total Purchased OTC Call Options			3,981,477	5,352,997

Short-Term Investments — 9.8%

U.S. Treasury Obligations — 9.8%		Principal
United States Treasury Bills	United States
Maturity Date: 06/25/2015, Yield to Maturity 0.09%		$14,025,000	14,019,131	14,019,404
Maturity Date: 07/23/2015, Yield to Maturity 0.09%		58,155,000	58,126,451	58,119,933
Maturity Date: 08/20/2015, Yield to Maturity 0.09%		19,545,000	19,533,988	19,526,276
Maturity Date: 09/17/2015, Yield to Maturity 0.08%		15,950,000	15,940,516	15,931,131
Maturity Date: 10/15/2015, Yield to Maturity 0.09%		14,670,000	14,659,038	14,649,902
Maturity Date: 11/12/2015, Yield to Maturity 0.12%		22,620,000	22,596,546	22,586,455

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2014

Security Description	Country	Principal	Cost		Fair Value

U.S. Treasury Obligations (continued)
United States Treasury Bills (continued)	United States
Maturity Date: 12/10/2015, Yield to Maturity 0.23%		$135,000	$134,709		$134,727

Total U.S. Treasury Obligations			145,010,379		144,967,828

Total Short-Term Investments			145,010,379		144,967,828

Total Investments — 98.1%			$1,122,786,406	*	$1,449,183,901

Other Assets in Excess of Liabilities — 1.9%					28,697,523

Net Assets — 100.0%					$1,477,881,424

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated Issuer. See Note 5.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, and is unaudited.

Selected Abbreviations

Br	Bearer
CHF	Swiss Franc
HKD	Hong Kong Dollar
MYR	Malaysian Ringgit
OTC	Over-the-Counter
Reg	Registered

*	Cost for Federal income tax purposes is $1,122,786,406 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$385,331,147
Gross Unrealized Depreciation	(58,933,652)

Net Unrealized Appreciation	$326,397,495

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2014

FORWARD CURRENCY CONTRACTS

As of December 31, 2014, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)

To sell:
31,200,000 BRL	9/8/2015	CITI	$11,156,348	$10,930,642	$225,706

Net Value of BRL Contracts			11,156,348	10,930,642	225,706

To sell:
38,200,000 CAD	1/30/2015	SVEN	34,664,515	32,858,237	1,806,278
2,500,000 CAD	6/11/2015	CITI	2,252,922	2,143,902	109,020
23,700,000 CAD	7/21/2015	SVEN	20,883,081	20,306,951	576,130

Net Value of CAD Contracts			57,800,518	55,309,090	2,491,428

To sell:
78,700,000 CHF	1/30/2015	CITI	89,799,178	79,199,352	10,599,826
67,500,000 CHF	3/24/2015	CITI	75,461,152	68,004,366	7,456,786
To buy:
19,700,000 CHF	1/30/2015	CITI	(20,860,026)	(19,824,997)	(1,035,029)

Net Value of CHF Contracts			144,400,304	127,378,721	17,021,583

To sell:
3,200,000 EUR	6/11/2015	CITI	4,135,522	3,878,346	257,176
To buy:
3,200,000 EUR	6/11/2015	CITI	(4,054,716)	(3,878,346)	(176,370)

Net Value of EUR Contracts			80,806	—	80,806

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2014

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)

To sell:
17,250,000 GBP	6/11/2015	CITI	$27,681,247	$26,850,422	$830,825
20,300,000 GBP	9/15/2015	CITI	31,747,577	31,587,080	160,497

Net Value of GBP Contracts			59,428,824	58,437,502	991,322

To sell:
415,000 ILS	9/8/2015	CITI	105,026	106,680	(1,654)

Net Value of ILS Contracts			105,026	106,680	(1,654)

To sell:
22,400,000 MYR	3/6/2015	CITI	6,800,242	6,372,220	428,022
82,800,000 MYR	6/11/2015	CITI	25,176,078	23,391,417	1,784,661
29,500,000 MYR	9/8/2015	CITI	8,305,180	8,287,493	17,687

Net Value of MYR Contracts			40,281,500	38,051,130	2,230,370

To sell:
20,600,000 SGD	1/30/2015	SVEN	16,394,812	15,538,374	856,438
8,900,000 SGD	3/24/2015	SVEN	7,114,110	6,709,605	404,505
To buy:
20,600,000 SGD	1/30/2015	SVEN	(16,219,770)	(15,538,374)	(681,396)
8,900,000 SGD	3/24/2015	SVEN	(6,831,011)	(6,709,605)	(121,406)

Net Value of SGD Contracts			458,141	—	458,141

Net Value of Outstanding Forward Currency Contracts			$313,711,467	$290,213,765	$23,497,702

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (concluded)

DECEMBER 31, 2014

Currencies:
BRL	= Brazilian Real
CAD	= Canadian Dollar
CHF	= Swiss Franc
EUR	= Euro
GBP	= British Pound
ILS	= Israeli Shekel
MYR	= Malaysian Ringgit
SGD	= Singapore Dollar
USD	= U.S. Dollar

Counterparties:
CITI	= Citibank, N.A.
SVEN	= Svenska Handelsbanken

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (Cost $1,067,834,923)	$1,380,419,664
Affiliated issuers (Cost $54,951,483)	68,764,237

Investments in securities, at fair value (Cost $1,122,786,406)		1,449,183,901
Cash		1,033
Foreign currency (Cost $1,027)		992
Unrealized gain on forward currency contracts		25,513,557
Receivables:
Investment securities sold		10,908,635
Interest and dividends		4,844,259
Fund shares sold		2,254,483
Prepaid expenses		139,761

TOTAL ASSETS		1,492,846,621

LIABILITIES
Unrealized loss on forward currency contracts		2,015,855
Payables:
Investment securities purchased		7,563,598
Fund shares redeemed		2,366,900
Dividend withholding tax		70,795
Distribution payable		359
Accrued Liabilities:
Investment advisory fees		1,940,113
Distribution fees		622,664
Compliance services fees		18,323
Directors’ fees and expenses		6,036
Other expenses		360,554

TOTAL LIABILITIES		14,965,197

NET ASSETS		$1,477,881,424

COMPONENTS OF NET ASSETS
Paid-in capital		$1,191,910,126
Distribution in excess of net investment income		(13,458,757)
Net realized loss on investments, foreign currency transactions and forward currency contracts		(50,337,520)
Net unrealized appreciation on:
Investments		326,397,495
Foreign currency translations and forward currency contracts		23,370,080

NET ASSETS		$1,477,881,424

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
INVESTOR CLASS
Based on net assets of $1,000,011,238 and 58,519,052 shares outstanding (500,000,000 shares authorized)		$17.09

INSTITUTIONAL CLASS
Based on net assets of $477,870,186 and 27,990,077 shares outstanding (500,000,000 shares authorized)		$17.07

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding tax of $1,713,683)	$36,205,307
Interest income	166,396
Dividend income from affiliated issuer	86,263

Total Investment Income	36,457,966

EXPENSES
Investment advisory fees	24,865,498
Distribution fees — Investor Class	2,837,687
Transfer agency fees	520,341
Administrator fees	419,580
Custodian fees	287,081
Professional fees	260,697
Compliance services fees	213,273
Independent directors’ fees and expenses	196,763
Accounting fees	162,505
Miscellaneous expenses	362,283

Total Expenses	30,125,708

NET INVESTMENT INCOME	6,332,258

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain/(Loss) on:
Unaffiliated investments	152,136,676
Foreign currency transactions and forward currency contracts	(1,756,458)

Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	150,380,218

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Unaffiliated investments	(234,300,263)
Affiliated investments	24,042,836
Foreign currency translations and forward currency contracts	29,040,708

Net Decrease in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(181,216,719)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(30,836,501)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,504,243)

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
OPERATIONS
Net investment income	$6,332,258	$4,381,694
Net realized gain on investments, foreign currency transactions and forward currency contracts	150,380,218	84,833,297
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(181,216,719)	180,018,017

Increase (Decrease) in Net Assets Resulting from Operations	(24,504,243)	269,233,008

DISTRIBUTIONS TO SHAREHOLDERS FROM — INVESTOR CLASS
Net investment income	(12,695,940)	(2,743,412)
DISTRIBUTIONS TO SHAREHOLDERS FROM — INSTITUTIONAL CLASS
Net investment income	(7,252,997)	(2,307,201)

Total Distributions to Shareholders	(19,948,937)	(5,050,613)

CAPITAL SHARE TRANSACTIONS — INVESTOR CLASS(1)(2)
Proceeds from sales of shares	106,533,639	207,378,728
Proceeds from reinvestment of distributions	10,799,491	2,414,360
Cost of redemption of shares	(365,169,263)	(410,910,482)
Redemption fees	31,402	37,927

Net Decrease in Net Assets from Capital Share Transactions — Investor Class	(247,804,731)	(201,079,467)

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS(1)(2)
Proceeds from sales of shares	161,064,567	237,938,743
Proceeds from reinvestment of distributions	6,040,978	1,989,844
Cost of redemption of shares	(145,877,457)	(168,730,876)
Redemption fees	5,782	3,963

Net Increase in Net Assets from Capital Share Transactions — Institutional Class	21,233,870	71,201,674

Increase (Decrease) In Net Assets	(271,024,041)	134,304,602
NET ASSETS
Beginning of Year	1,748,905,465	1,614,600,863

End of Year (includes distribution in excess of/accumulated undistributed net investment income of $(13,458,757) for the year ended 12/31/14 and $1,972,126 for the year ended 12/31/13)	$1,477,881,424	$1,748,905,465

SHARE TRANSACTIONS — INVESTOR CLASS(1)(2)
Sale of shares	5,955,349	12,658,196
Reinvestment of distributions	631,919	140,044
Redemption of shares	(20,494,189)	(24,769,468)

Decrease in Shares — Investor Class	(13,906,921)	(11,971,228)

SHARE TRANSACTIONS — INSTITUTIONAL CLASS(1)(2)
Sale of shares	8,954,108	14,362,005
Reinvestment of distributions	353,894	115,487
Redemption of shares	(8,270,069)	(10,085,667)

Increase in Shares — Institutional Class	1,037,933	4,391,825

(1)

For the year ended December 31, 2014, exchanges between the Investor and Institutional Classes resulted in 3,471,464 shares and $63,705,174 reported in redemptions for the Investor Class and 3,468,835 shares and $63,705,174 reported in subscriptions for the Institutional Class.

(2)

For the year ended December 31, 2013, exchanges between the Investor and Institutional Classes resulted in 4,272,356 shares and $70,942,620 reported in redemptions for the Investor Class and 4,268,160 shares and $70,942,620 reported in subscriptions for the Institutional Class.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is an open-end, diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “Act”), as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and the Investor Class inception date was October 17, 2005. The Institutional Class inception date was December 30, 2011. The Institutional Class shares do not have a distribution fee (see Note 3). The Fund is authorized to issue 500,000,000 shares of beneficial interest with $0.001 per share par value of Investor Class shares and 500,000,000 shares of beneficial interest with $0.001 per share par value of Institutional Class shares. The Fund seeks capital appreciation and may invest a substantial portion of its assets in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation — The Fund calculates the net asset value per share of each class on each business day the New York Stock Exchange (“NYSE”) is open, as of the close of the NYSE (normally 4:00 pm Eastern Time). Long and short portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued 1) at the last quoted sale price for securities that are traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) or, in the absence of a sale, 2) at the mean of the last bid and ask prices, except for open short positions, which are valued at the last ask price. For securities traded or dealt on more than one exchange, or on the over-the-counter (“OTC”) market, quotations from a securities market in which the security is traded are used. For an option, the last reported sale price on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest asked prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange for which OTC market quotations are readily available generally shall be valued at the mean of the current bid and ask prices. Derivatives (including OTC options) not traded or dealt on any securities exchange for which market quotations are readily available or are determined to be unreliable, shall be valued by an independent pricing agent.

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued using dealer quotations.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Securities are valued at fair value, in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”), and carried out by the appointed Valuation Committee, when 1) market quotations are

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s Investment Manager (as defined in Note 3); or 3) securities are determined to be illiquid. As of December 31, 2014, the Fund did not hold any illiquid securities or securities valued at fair value by the Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. The three levels defined by the hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities.

Pursuant to the Fund’s security valuation procedures noted previously, equity securities, which includes options and warrants, (foreign or domestic) that are actively traded on a securities exchange are valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Foreign currencies that are actively traded are fair valued based on the unadjusted quoted price from the applicable market, and to the extent valuation adjustments are not applied to these balances, they are categorized as Level 1. Forward currency contracts are fair valued using various inputs and techniques, which include actual trading information, and foreign currency exchange rates. To the extent that these inputs are observable and timely, the fair values of forward currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC options valued by an independent pricing agent are classified as Level 2 investments. Investments for which there are no such quotations, or for which quotations do not appear to represent fair value, are valued at fair value using methods determined in good faith by the Valuation Committee. These fair valuations may be categorized as Level 2 or Level 3, depending on the valuation inputs.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

The following table summarizes the valuation of the Fund’s assets and liabilities under the fair value hierarchy levels as of December 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,297,526,203	$—	$—	$1,297,526,203
Warrants*	1,336,873	—	—	1,336,873
Equity Risk Exposure:
Purchased OTC Call Options*	—	5,352,997	—	5,352,997
Short-Term Investments*	—	144,967,828	—	144,967,828

Total Investments in Securities	$1,298,863,076	$150,320,825	$—	$1,449,183,901

Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$—	$25,513,557	$—	$25,513,557

Liabilities
Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$—	$2,015,855	$—	$2,015,855

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.

^	Forward currency contracts are valued at the unrealized appreciation (depreciation) on the instruments.

The Fund’s policy is to disclose significant transfers between all levels based on valuations at the end of the reporting period. As of December 31, 2014, there were no transfers made between levels compared to the valuation input levels on December 31, 2013. The Fund did not invest in any Level 3 securities during the year.

Security Transactions, Investment Income, and Realized Gain/Loss — Security transactions are accounted for on trade date plus one (trade date on calendar quarter end dates). Dividend income is recorded on the ex- dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the realized gain and loss for both financial statement and Federal income tax purposes.

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency transactions in the Statement of Operations.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Restricted Securities — The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than that of more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities to the public. These securities are typically purchased under Rule 144A of the Securities Act of 1933. As of December 31, 2014, the Fund did not hold any restricted securities.

Forward Currency Contracts — During the year ended December 31, 2014, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts as measured by the difference between the forward rates at the dates of entry into the contracts and the forward rates at the reporting date is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

Securities Sold Short — The Fund may sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price in the future at the time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Gross income received on the investments in the segregated account is applied to the relevant income account and gross expenses, related to the borrowing expense on securities sold short charged by the broker for entering into the short position, is labeled borrowing expense on securities sold short on the Fund’s Statement of

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Operations. As of December 31, 2014, the Fund did not have any short positions, and the Fund did not sell any securities short during the year.

Option Transactions — The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The Fund may write call and put options. When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income or capital gain distributions. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund records distributions on its books on the ex-dividend date. For the year ended December 31, 2014, the Investor Class paid $0.21 per share and the Institutional Class paid $0.26 per share.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its net taxable income. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund files U.S. Federal, Maryland State, and New Jersey State tax returns. Tax years 2011-2014 generally remain subject to examination by the Fund’s major tax jurisdictions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest and penalties.

Contractual Obligations —The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However,

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

the Fund has not had any prior claims or losses pursuant to these contracts. Fund management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Redemption Fee — The Fund will generally charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are sold within 60 calendar days of purchase. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is reflected as paid-in capital on the Fund’s Statement of Asset and Liabilities.

Income and Expense Allocation — Each class of shares for the Fund has identical rights and privileges, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares, except with respect to the Rule 12b-1 distribution fees paid by the Investor Class shares. The Institutional Class shares do not have a distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual amounts could differ from those estimates.

Note 3. Investment Advisory Fees, Servicing Fees, and Other Fees and Expenses

Investment Manager — Wintergreen Advisers, LLC (the “Investment Manager”) is the investment manager to the Fund. Pursuant to an Investment Advisory Agreement, the Investment Manager receives an investment advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Administration and Other Services — US Bancorp Fund Services, LLC (“USBFS”) provides administration, portfolio accounting, and transfer agency services to the Fund. USBFS is paid customary fees for its services, pursuant to agreements between USBFS and the Fund.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Investment Manager, USBFS, or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund reimburses the Distributor for fees paid to various financial institutions, including the Investment Manager, for distribution and shareholder services rendered to the Fund in an amount up to 0.25% of the average daily net assets of the Investor Class shares.

Other Service Providers — Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, Anti-Money Laundering Officer, and Identity Theft Prevention Officer, as well as additional compliance support functions. The Principal Executive Officer is a control affiliate and officer of the Distributor. FCS is paid customary fees for its services pursuant to an agreement between FCS and the Fund regarding such services.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Citibank, N.A. is the custodian of the Fund and is paid customary fees for its services.

Fund Officers and Directors — Certain officers of the Fund may also be directors, officers, or employees of the Investment Manager, USBFS, the Distributor, or FCS, and during their terms of office, receive no compensation from the Fund other than the aforementioned customary fees. Neither USBFS, the Distributor, FCS, nor any of their officers or employees who serve as an officer of the Fund, has a role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Fund.

The Fund pays each current independent Board member $40,000 per year. In addition, Board members are reimbursed by the Fund for expenses incurred in connection with attending board meetings and educational seminars.

Note 4. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $190,019,017 and $428,126,943, respectively, for the year ended December 31, 2014.

Note 5. Affiliated Issuers

Under section 2(a)(3) of the Act, an investment company is defined as being an affiliated person of a company if it owns five percent or more of a company’s outstanding voting stock.

Investments in affiliated companies for the Fund as of December 31, 2014, are shown below:

Name of issuer	Number of shares held at December 31, 2013	Gross additions	Gross reductions	Number of shares held at December 31, 2014	Fair value at December 31, 2014	Investment income	Realized capital gain/ loss
Consolidated — Tomoka Land Co.	1,232,334	—	—	1,232,334	$68,764,237	$86,263	$—

Note 6. Disclosures about Investments Risks and Hedging Activities

The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic stability; and currency and interest rate and price fluctuations.

The Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks the Fund may attempt to manage through investing in derivative instruments include, but are not limited to, foreign investments and currency, price volatility, and credit (including counterparty) risks.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Market, Counterparty, and Credit Risks — Market risk is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, and fluctuations in security prices. Credit risk involves the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets in the form of unrealized gains on forward contracts and the market values of OTC options. The Investment Manager is responsible for determining the value of the underlying collateral relating to a derivative instrument. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and forward currency contracts and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

Note 7. Derivative Financial Instruments

Forward Currency Contracts — A forward currency contract is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward currency contracts can help manage the risk of changes in currency exchange rates. These contracts are marked-to-market at the applicable translation rates. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Fund’s Statement of Assets and Liabilities.

Option Transactions — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”). An option grants a right (not an obligation) to buy or sell a financial instrument and is exercisable by the holder during a specified time period or at expiry. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (“OTC options”). A financial intermediary, known as a clearing corporation,

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

financially backs exchange-traded options. However, as OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract, losses would be limited to the market value of options.

When a fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a fund pays the current market price for the option (known as the “option premium”). A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that when a call option is purchased by a fund, the fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. If an option purchased by a fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

When a fund writes (or sells) a call option it assumes, in return for a premium, an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time on or before the expiration date. Similarly, when a fund writes (or sells) a put option it assumes, in return for a premium, an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time on or before the expiration date. A fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Derivative and Hedging Activities — The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. The Fund did not purchase option contracts during the year and the Fund’s Statement of Investments lists the positions open during the year and held at year end. The Fund had a monthly average of 13 forward currency contracts open during the year. The Forward Currency Contracts table at the end of the Statement of Investments lists the contracts outstanding as of December 31, 2014.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2014:

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity Risk Exposure:
Purchased OTC Call Options	Investments in securities, at fair value	$5,352,997	Investments in securities, at fair value	$—
Foreign Exchange Risk Exposure:
Forward Currency Contracts	Unrealized gain on forward currency contracts	$25,513,557	Unrealized loss on forward currency contracts	$2,015,855

The following is a summary of the location of realized gains and losses and change in unrealized appreciation and depreciation of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2014:

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Location Of Gain (loss) On Derivatives Recognized In Income	Net Realized Loss	Net Increase In Unrealized Appreciation/Depreciation
Equity Risk Exposure:
Purchased OTC Call Options	Net increase (decrease) in unrealized appreciation/ depreciation on: unaffiliated investments	$—	$1,661,441
Foreign Exchange Risk Exposure:
Forward Currency Contracts	Net realized and unrealized gain (loss) on foreign currency transactions and forward currency contracts	$(1,467,031)	$29,181,974

Note 8. Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements (“MNA’s”), which govern the terms of certain transactions with select counterparties. The MNA’s allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The MNA’s also specify collateral posting arrangements at pre-arranged exposure levels. Under the MNA’s, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant MNA with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of MNA.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

OFFSETTING FINANCIAL ASSETS AND DERIVATIVE ASSETS

Description	Gross amounts of recognized assets	Gross amounts offset in the statement of financial position	Net amounts of assets presented in the statement of financial position	Gross amounts not offset in the statement of financial position
				Financial instruments available for offset	Financial instruments collateral received*	Cash collateral received*	Net Amount
Derivatives	$30,866,554	—	$30,866,554	$(2,015,855)	—	$(25,273,015)	$3,577,684

OFFSETTING FINANCIAL LIABILITIES AND DERIVATIVE LIABILITIES

Description	Gross Amounts of recognized liabilities	Gross amounts offset in the statement of financial position	Net amounts of liabilities presented in the statement of financial position	Gross amounts not offset in the statement of financial position
				Financial instruments available for offset	Financial instruments collateral pledged*	Cash collateral pledged*	Net Amount
Derivatives	$2,015,855	—	$2,015,855	$(2,015,855)	—	—	—

*	In some instances, the actual collateral pledged/received may be more than amount shown.

Note 9. Federal Tax Information

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary Income	$19,948,937	$5,050,613
Long-Term Capital Gain	—	—

Total Distributions Paid	$19,948,937	$5,050,613

At December 31, 2014, the components of accumulated gains and losses for income tax purposes were as follows:

Unrealized Appreciation	Undistributed Operating Income	Capital and Other Losses	Total
$326,397,495	$7,350,434	$(47,776,631)	$285,971,298

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“RIC Modernization Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One of the more prominent changes addresses capital loss carryforwards. Under the RIC Modernization Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post- enactment taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years,

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

At December 31, 2014, the Fund had pre-enactment net capital losses for income tax purposes as shown in the following table:

Expires December 31, 2017	Expires December 31, 2018
$13,927,771	$28,701,683

At December 31, 2014, the Fund deferred, on a tax basis, post October losses of $7,708,066 of capital. The Fund may distribute non-capital gain income to shareholders resulting in a potential tax event.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2014, the reclassification for the Fund was:

Distribution in Excess of Net Investment Income	$(1,814,204)
Accumulated Net Realized Gain	1,814,204

For the year ended December 31, 2014, the Fund utilized $159,902,488 of capital loss carryforward.

Note 10. Other Information

On December 31, 2014, one account held approximately 44% of the outstanding shares of the Investor Class and 20% of the outstanding shares of the Institutional Class. This is an omnibus account held on behalf of several thousand underlying shareholders.

Note 11. Subsequent Events

In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Fund management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Wintergreen Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Wintergreen Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wintergreen Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 26, 2015

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (Unaudited)

Approval of the Continuance of the Investment Advisory Agreement

Prior to the meeting of the Directors held on September 15, 2014, the Directors met in an executive session to consider the approval of the continuance of the investment advisory agreement of the Fund (the “Advisory Agreement”). It was noted that, in preparation for the meeting, the Directors had been provided with materials, including (i) a memorandum from Fund counsel setting out the responsibilities of the Directors in relation to approving the continuance of the Advisory Agreement, (ii) a memorandum from the Adviser providing certain information requested by the Board pursuant to Section 15(c) of the Act, such as expense information, performance information, compliance information and other information comparing the Fund to other accounts managed by the Adviser, (iii) a memorandum and other information, including various tables reflecting the Fund’s performance, standard deviation, tax efficiency, advisory fees, expense ratio, turnover ratio and assets and flows compared to similarly situated investment companies, a list of which was compiled by Management Practice, Inc., an independent consultant, with some input from the Adviser (“peer group”), (iv) the Adviser’s Form ADV Parts 1, 2A and 2B, (v) the Adviser’s organizational chart, (v) the Adviser’s compliance manual, (vi) the Fund’s valuation procedures, and (vii) a copy of the Advisory Agreement.

In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Adviser;

2.	payments to be received by the Adviser from all sources in respect of the Fund;

3.	comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

5.	the Adviser’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser may benefit from soft dollar arrangements;

6.	fall-out benefits which the Adviser and its affiliates may receive from their relationships to the Fund;

7.	information about fees charged by the Adviser to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Fund’s portfolio manager and other senior personnel of the Adviser;

9.	profitability of the Adviser; and

10.	the terms of the Advisory Agreement.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (Unaudited)

The Directors also considered their overall confidence in the integrity and competence of the Adviser generally (and Mr. Winters, the portfolio manager, in particular). In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred, and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the renewal of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement continue to be appropriate) were separately discussed by the Directors.

Nature, Extent, and Quality of Services Provided by the Adviser — The Directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Adviser, the other resources it dedicates to performing services for the Fund and the active management style of the Adviser. The Directors also considered the experience, reputation and investment philosophy of Mr. Winters, noting that his investment strategy, investment style and stock selection process have remained consistent. The quality of administrative and other services, and the Adviser’s investment of substantial resources in its personnel, technology and infrastructure were also considered.

The Directors concluded that the nature of the services provided by the Adviser continues to be satisfactory.

Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Adviser and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also considered the Adviser’s performance and risk management in comparison to the Fund’s peer group, noting that the Fund’s investment style and investment strategies are not identical to the style employed by the peer group funds. They also noted that, in contrast to other funds, the Adviser may take an activist role with respect to certain Fund investments. The Directors discussed, as applicable, the performance of each class of shares of the Fund over the past one-, three- and five-year periods. The Directors noted that during the one-year period ending July 31, 2014, the Fund’s total return was positive but underperformed its benchmark and the peer group median, and that this recent comparative underperformance resulted in the Fund receiving an overall three-star Morningstar rating. The Directors also discussed that the Fund outperformed the peer group median for the three- and

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (Unaudited)

five-year periods ended July 31, 2014. The Directors noted the Fund’s four-star rating from Morningstar for the five-year periods ended June 30, 2013 and August 31, 2013. The Directors also noted that the Fund had positive returns for each of the one-, three- and five-year periods. The Directors discussed that the Fund’s standard deviation (volatility) rate is relatively low and was equal to the peer group median for the one-year period ended July 31, 2014 and lower than the peer group median for the three- and five-year periods ended July 31, 2014. The Directors also considered that the Adviser does not serve as investment adviser to any other registered investment company. The Directors noted that the other client accounts for which the Adviser serves as investment adviser are subject to a different fee structure, which includes a fixed asset-based fee and a performance-based fee.

In addition, the Directors discussed the Fund’s tax efficiency, noting that, compared to all of the funds in the peer group, the Fund had the lowest tax cost ratio for the three-year period ended December 31, 2013. They also noted that the Fund had a lower turnover rate than the peer group median for each of the last three years ended December 31, 2013, and that such lower turnover levels result in lower brokerage transaction fees and short-term capital gains (and corresponding tax costs to be paid by investors). The Directors also discussed that the average brokerage commission rate paid by the Fund was relatively low, noting the independent consultant’s view that the average rate paid by the Fund for each of the last four years was low for an international fund. In addition, the Directors noted that the Adviser increased trading efficiency by utilizing global electronic trading platforms.

Possible Economies of Scale —The Directors discussed that the Fund’s total expense ratio has declined during periods of asset growth. The Directors also discussed the introduction of the Institutional Class shares of the Fund, which allows eligible investors to participate in a share class that does not collect a distribution fee. In addition, the Directors discussed whether it would be appropriate to implement breakpoints, noting that the majority of the funds in the peer group have established breakpoints. The directors noted the costs to the Adviser of managing the Fund, including distribution-related expenses paid by the Adviser. The Directors also noted that the Adviser would continue to implement a management fee waiver to limit Fund expenses, and that shareholders have historically benefited from lower expense ratios when assets increase. The Directors determined that it was not necessary to implement breakpoints at this time, but noted that they would continue to consider and discuss with management the appropriateness of implementing breakpoints in the future.

Other Fund Expenses — The Directors also considered the total expense ratio of the Fund in comparison to the expenses of the funds in the peer group. In particular, the Directors discussed that, unlike the peer group funds, the Fund is a free-standing fund and is not able to share with other portfolios the expenses of, among other costs, transfer agency and administrative services and compensation to Independent Directors. The Directors also discussed with the independent consultant the practice of using soft dollars and its potential to make peer comparisons more difficult. The Directors noted that the Fund does not use soft dollars.

The Directors noted that the expenses paid by the Fund were customary in the mutual fund industry, and, as the Fund is a no-load fund, Fund shareholders do not pay sales charges common to many other funds. The Directors also discussed that the Fund’s total expense ratio, excluding advisory fees, is lower than the peer group average. The Directors concluded that the Fund’s expense ratio was satisfactory.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (Unaudited)

Adviser Profitability — The Directors noted that the Adviser provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Directors considered that the Adviser also pays all of the compensation of the officers of the Fund that are affiliated persons of the Adviser, pays a portion of the insurance costs, and paid the total cost of the organization of the Fund (without reimbursement). In addition, the Directors were informed that while the advisory fees received by the Adviser increased in step with the increase in Fund assets, the Adviser’s expenses have continued to increase. In particular, the Directors noted that the Adviser is responsible for some or all of the distribution expenses, including platform fees paid to dealers that place the Fund on their platform, applicable to each class of Fund shares, and that such expenses have increased considerably. The Directors noted that, as the shareholder base grows, the portion of such fees paid by the Adviser shall also grow. It was also noted that the Adviser does not receive any “fall-out” benefits commonly received by managers of mutual funds that provide, or have affiliates that provide, transfer agency, distribution or printing services to the Fund. The Directors considered the expenses of the Adviser and the services provided by the Adviser and determined that, based on such expenses and services, the Adviser’s profitability was reasonable.

The Directors, having determined that they had discussed and considered the relevant factors in determining the approval of the continuance of the Advisory Agreement, the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of any such party, unanimously approved the continuance of the Advisory Agreement.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio and the Fund’s proxy voting record for the most recent twelve-month period ended June 30 are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), visiting the Fund’s website at www.wintergreenfund.com, or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (“N-Q”). The Fund’s N-Q’s are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and/or on the SEC’s website at www.sec.gov. Copies of the Fund’s N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line in the following table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line in the following table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (Unaudited)

comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*
Investor Class
Actual Return	$1,000.00	$916.10	$9.13
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.68	$9.60
Institutional Class
Actual Return	$1,000.00	$917.10	$7.92
Hypothetical Return (5% return before expenses)	$1,000.00	$1,016.94	$8.34

*	As expressed below, expenses are equal to the Investor Class annualized expense ratio of 1.89%, and the Institutional Class annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the half-year period.

Expenses	=	Fund’s Annualized Expense Ratio	X	Average Account Value Over the Period	X	Number of Days in Most Recent Fiscal Half Year
365

Householding — In an effort to decrease costs, the Fund will reduce the number of duplicate summary prospectuses, annual, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free (888) GOTOGREEN (888-468-6473) to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Qualified Dividend Income/Dividends Received Deduction — For the fiscal year ended December 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Wintergreen Fund	91%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2014 was as follows:

Wintergreen Fund	45%

Shareholder Tax Information — As of December 31, 2014, the Fund distributed taxable ordinary income distributions of 0.28% that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c).

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (Unaudited)

Directors and Officers of the Fund

The Board is responsible for managing the Fund’s business affairs and exercising all the Fund’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473).

Name, Year Born, and Address	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Served
Independent Directors
Nathan Adler Year Born: 1938 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Retired. Consultant to Ernst & Young from 2000-2003; Partner, Ernst & Young 1972-2000.	None
Bradden Backer Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director/ Chairman	Since 2005	Attorney, Albrecht Backer, Labor and Employment Law, S.C., 2009-Present.	None
John Y. Keffer Year Born: 1942 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Chairman, Atlantic Fund Administration, LLC (a fund services company) since 2008.	Forum Funds (registered investment company)
John Wakely Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Owner of the Angel’s Share Ltd. (luxury goods and beverage sector consultants, previously L&B Advisors) since 2003.	None
Interested Director
Joseph Bree Year Born: 1972 615 E. Michigan Street Milwaukee, WI 53202	Director	Director since 2013	Chief Financial Officer for U.S. Bancorp Fund Services, LLC since 2013; Finance Director, U.S. Bancorp Fund Services, LLC from 2007-2013.	Director, Quintillion Limited since 2013; Director, Quasar Distributors LLC since 2013.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (Unaudited)

Name, Year Born, and Address	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Served
Officers
Richard J. Berthy Year Born: 1958 Three Canal Plaza, Suite 100 Portland, ME 04101	President	Since 2009	Chief Executive Officer, Foreside Financial Group, LLC since 2012; President, Foreside Financial Group, LLC 2008-2012.	Not Applicable
David J. Winters Year Born: 1962 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President	Since 2005	Managing Member and Chief Executive Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Elizabeth N. Cohernour Year Born: 1950 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President/ Secretary	Since 2005	Chief Operating Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Steven Graff Year Born: 1973 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2005	Business Operations and Technology, Wintergreen Advisers, LLC since 2005.	Not Applicable
Anthony DiGioia Year Born: 1974 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2006	Portfolio Operations, Wintergreen Advisers, LLC since 2005.	Not Applicable
Julie Walsh Year Born: 1972 10 High Street, Suite 302A Boston, MA 02110	Chief Compliance Officer/Anti- Money Laundering Officer	Since 2013	Managing Director, Foreside Compliance Services, LLC (May 2010 to present). Compliance Marketing Consultant, Grantham, Mayo, Van Otterloo & Co. LLC (May 2008-May 2010)	Not Applicable
Trudance L.C. Bakke Year Born: 1971 Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	Since 2009	Chief Financial Officer, Foreside Financial Group, LLC, since 2011; Director, Foreside Management Services, LLC since 2006-2011.	Not Applicable

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (Unaudited)

Name, Year Born, and Address	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Served
Jake Ferch Year Born: 1984 615 E. Michigan Street Milwaukee, WI 53202	Vice President/ Assistant Secretary	Since 2013	Assistant Vice President, U.S. Bancorp Fund Services, LLC since 2008.	Not Applicable
Kevin Graff Year Born: 1978 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Assistant Vice President	Since 2010	Portfolio Operations and Technology, Wintergreen Advisers, LLC since 2006.	Not Applicable

Privacy Policy

This is our policy as of October 2005. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information.

By adhering to the practices described below, we affirm our continuing commitment to protecting your privacy.

Collection and Use of Shareholder Information

Wintergreen Fund, Inc. and the IRA custodian (“We” or the “Fund”) collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources: information you provide on applications or other forms (for example, your name, address, social security number and birthdate); information derived from your transactions with us (for example, transaction amount, account balance and account number); information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

Keeping Information Secure

We maintain physical, electronic, and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

Limiting Access to Information

We limit access to personally identifiable information to only those with a business reason to know such information.

Use of Personal and Financial Information by Us and Third Parties

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide transfer agent, technology, and administrative services, as well as the investment adviser who is an affiliate of the Fund.

Accuracy of Information

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

(Not Part of the Annual Report)

Wintergreen Fund, Inc.

FOR MORE INFORMATION

Investment Manager

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, New Jersey 07046

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Wintergreen Fund, Inc.

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(888) GOTOGREEN

(888-468-6473)

www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2.	Code of Ethics.

(a) As of the end of the period, December 31, 2014, Wintergreen Fund, Inc. (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

(b) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(d) There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(e) Not applicable.

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

At a regular meeting of the Board of Directors held on September 12, 2005, the Board determined that Nathan Adler, an independent Director, qualified as an “Audit Committee financial expert” to serve on the Audit Committee. At a regular meeting of the Board of Directors held on December 8, 2014, the Board determined that Mr. Adler continues to qualify as an “Audit Committee financial expert” to serve on the Audit Committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,000 in 2013 and $45,000 in 2014.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 $0 in 2013 and $0 in 2014.

2

(c) Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $6,600 in 2013 and $6,900 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees – There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Committee shall be directly responsible for the appointment, termination, compensation, and oversight of the work of the principal accountant (including resolution of disagreements between the Fund’s management and the principal accountants) and shall pre-approve all (i) audit services and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”) rendered to by the principal accountant to the Registrant and (ii) all permissible non-audit services rendered by the principal accountants to the Registrant’s investment adviser or its affiliates if such engagement relates to the operations and financial reporting of the Registrant.

(e) (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $6,600 in 2013 and $6,900 in 2014. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers the fees paid to the auditors by the Registrant’s investment adviser and its affiliates for audit and non-audit services, to the extent applicable, when assessing the Auditor’s independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

3

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Wintergreen Fund, Inc.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date         February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date         February 25, 2015

By	/s/ Trudance L. C. Bakke
Trudance L.C. Bakke, Principal Financial Officer

Date         February 25, 2015